                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 14, 1998

                          PREMIERE TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its charter)


      GEORGIA                      0-27778                   59-307416
(State of Incorporation)     (Commission File No.)       (I.R.S. Employer
                                                        Identification No.)



                           3399 PEACHTREE ROAD, N.E.
                              THE LENOX BUILDING
                                   SUITE 600
                            ATLANTA, GEORGIA  30326
         (Address of principal executive offices, including zip code)


                                (404) 262-8400
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS
------   ------------

     On May 14, 1998, Premiere Technologies, Inc. issued a press release announcing that the board of directors authorized the repurchase, from time to time on the open market or otherwise, of up to approximately 1.1 million shares of its outstanding common stock, the maximum number allowable under pooling of interest rules. Premiere plans to use the repurchased shares for general corporate purposes. There are currently 45,257,582 shares of Premiere common stock outstanding. The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     (c)  Exhibits

          99.1  Press release regarding the share repurchase dated May 13, 1998



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIERE TECHNOLOGIES, INC.
                                   (REGISTRANT)



                                   /s/ Harvey A. Wagner
                                   -------------------------------------------
                                   Harvey A. Wagner
                                   Executive Vice President Finance and
                                   Administration and Chief Financial Officer


Date:  May 14, 1998

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